Capital and reserves	6 Months Ended
Jun. 30, 2026
Disclosure of classes of share capital [abstract]
Capital and reserves	Capital and reserves
The movement in GHL ordinary shares during the six months ended June 30, 2026 is as follows:

(in thousands of shares)	Class A ordinary shares	Class B ordinary shares
In issue at January 1	3,969,291	128,356
Issued for restricted ordinary shares	—	6,750
Restricted share units vested	48,525	4,079
Exercise of share options	796	—
Issued under equity stock purchase plan	1,854	—
Repurchase of shares	(68,349)	—
Conversion of Class B ordinary shares to Class A ordinary shares	21,400	(21,400)
In issue at June 30	3,973,517	117,785
Ordinary shares held as treasury shares	16,076	—
Restricted ordinary shares issued but not fully vested	—	(12,564)
In issue at June 30 – fully paid	3,989,593	105,221
Authorized	49,500,000	500,000
Reserves
In March 2026, the Company entered into (i) an accelerated share repurchase ("ASR") agreement and (ii) a contingent forward purchase ("CFP") agreement to repurchase the Company's Class A ordinary shares, as part of its previously announced $500 million share repurchase program authorized by the Board of Directors in February 2026.
As of June 30, 2026, the Company repurchased and retired $191 million of shares under the ASR agreement, with a reduction to accumulated losses. The Company also repurchased $59 million of shares which were designated as treasury shares and classified as a reduction to other reserves within equity. The $150 million of cash delivered under the CFP agreement had been classified as a reduction to other reserves within equity.